UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT
 Pursuant to section 13 or 15(d) of The Securities Exchange
                         Act of 1934

Date of Report (Date of earliest event reported): October 3, 2011
                     ------------------

               Dynasil Corporation of America
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   (Exact name of registrant as specified in its charter)

   Delaware              000-27503                  22-1734088
  -----------           -----------                 ----------
   (State or other   (Commission File Number)     (IRS Employer
  jurisdiction of                               Identification No.)
   incorporation)


             44 Hunt Street, Watertown, MA 02472
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          (Address of principal executive offices)


                       (617)- 668-6855
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    (Registrant's telephone number, including area code)


                       Not Applicable
       ______________________________________________
    (Former name or former address, if changed since last
                           report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers;
Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On October 3, 2011, Dynasil Corporation of America issued a news release announcing the promotion of Kanai S. Shah, Ph.D., 50, Vice President of Research of the Company's RMD Research subsidiary (RMD) to President of RMD effective January 1, 2012. RMD's current President, Gerald Entine, Ph.D., 68, will transition from his role as President of RMD in January to the role of President Emeritus of RMD and will continue as a member of Dynasil's board of directors.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1       Press release, dated October 3, 2011,
issued by Dynasil Corporation of America



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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DYNASIL CORPORATION OF AMERICA

Date:     October 5, 2011       By:  /s/ Steven K. Ruggieri
                                Name: Steven K. Ruggieri
                                Title:  President





                        EXHIBIT INDEX

Exhibit 99.1 Press release, dated October 3, 2011, issued by Dynasil Corporation of America.